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[CABOT OIL & GAS CORPORATION LOGO]    NEWS RELEASE

                                      1200 Enclave Parkway, Houston, Texas 77077
                                      P.O. Box 4544, Houston, Texas 77210-4544
                                      (281) 589-4600

FOR IMMEDIATE RELEASE                             FOR MORE INFORMATION CONTACT:
April 29, 2003                                    Scott Schroeder (281) 589-4993

                 CABOT OIL & GAS ANNOUNCES FIRST QUARTER RESULTS

     HOUSTON, April 29, 2003 - Cabot Oil & Gas Corporation (NYSE:COG) today announced its first quarter results which included the impact of two previously disclosed (February 13, 2003) non-cash selected items. For the first three months of the year, the Company recorded a net loss of $39.2 million, or $1.23 per share, and a near doubling of discretionary cash flow to $67.6 million. These figures compare to a net loss of $0.8 million, or $.03 per share, and discretionary cash flow of $34.4 million in the first quarter of 2002. Cash flow from operations was $59.5 million in the first quarter of 2003 versus $29.5 million in the comparable period for last year.

Selected Items Detail

     The 2003 first quarter includes the effects of the Kurten field impairment ($54.4 million after tax) and the adoption of SFAS No. 143 "Accounting for Asset Retirement Obligations" ($6.8 million after tax). Excluding the impact of these selected items Cabot's net income was $22.1 million, or $.69 per share. A detailed reconciliation between this reporting and the GAAP results can be found in the attached statements.

Discussion of Results

     Higher realized commodity prices drove revenues up 81 percent over last year's comparable quarter. Realized natural gas prices averaged $2.53 per Mcf in the first quarter of 2002 and $4.55 per Mcf during this year's first quarter. Oil prices exhibited strong gains with a $30.88 per barrel realization for the 2003 first quarter versus

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CABOT OIL & GAS / 2

$20.55 per barrel during last year's comparable period.

     The Company increased its exploration expense with a $5 million additional investment in Gulf Coast seismic over last year's level. Additionally, the significantly higher realized commodity prices resulted in a higher level of production related taxes.

     Consistent with the Company's first quarter guidance, production was 3 percent below the level reported in the first quarter of last year. Comparing the fourth quarter 2002 to the first quarter of 2003, Cabot's daily production was 242.9 Mmcfe per day in the first quarter of 2003 versus 243.9 Mmcfe per day in the fourth quarter of 2002, essentially flat between periods.

     Commenting on the quarter, Dan O. Dinges, Chairman, President and Chief Executive Officer stated, "Operationally we continued to make progress through our accelerated development drilling program that yielded a 96 percent success rate and the Hayworth exploration project (Ellender #1, net revenue interest
36.5 percent) that is now producing 13 Mmcfe per day (gross). We have also positioned the Company for future opportunities in the Gulf Coast with our success at the recent offshore lease sale and in Canada with the first quarter opening of our office in Calgary, Alberta." Dinges added, "In terms of our financial position, we were able to absorb the impairment and not adversely impact our balance sheet, which still has a debt to total capitalization ratio of 53 percent."

         In response to the nuances of Regulation G and other SEC requirements, Cabot has posted on its website at www.cabotog.com in the investor relations section its latest financial guidance for the remaining three quarters of 2003. Additionally, the replay of the webcast will now be archived for one year.

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CABOT OIL & GAS / 3

     Listen in live to Cabot Oil & Gas Corporation's first quarter earnings discussion with financial analysts on Wednesday, April 30 at 9:30 AM EDT (8:30 AM CDT) at www.cabotog.com. A teleconference replay will also be available at
(888) 203-1112 (international (719) 457-0820), reservation number 405510. The audio webcast and teleconference replay will be available beginning April 30 at 12:30 PM EDT.

     Cabot Oil & Gas Corporation, headquartered in Houston, Texas, is a leading domestic independent natural gas producer with substantial interests in the Gulf Coast, including Texas and Louisiana; the West, with the Rocky Mountains and Mid-Continent; and the East. For additional information, visit the Company's Internet homepage at www.cabotog.com.

                                      * * *

The statements regarding future financial performance and results and the other statements which are not historical facts contained in this release are forward-looking statements that involve risks and uncertainties, including, but not limited to, market factors, the market price (including regional basis differentials) of natural gas and oil, results of future drilling and marketing activity, future production and costs, and other factors detailed in the Company's Securities and Exchange Commission filings.

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CABOT OIL & GAS RESULTS -- Page 4

                                 OPERATING DATA

                                              Quarter Ended
                                                March 31,
                                           -------------------
                                             2003       2002
                                           --------    -------
  NATURAL GAS (Bcf) & OIL (MBbl)
  Produced Natural Gas
    Gulf Coast                                6.7        7.5
    West                                      6.1        6.4
    East                                      4.4        4.5
                                           ------     ------
    Total                                    17.2       18.4

  Crude/Condensate
    Gulf Coast                                696        610
    West                                       48         50
    East                                        6          8
                                           ------     ------
    Total                                     750        668

  Natural Gas Liquids                          29         15

  Equivalent Production (Bcfe)               21.9       22.5

  PRICES
  Average Produced Gas Sales Price ($/Mcf)
    Gulf Coast                             $ 4.88     $ 2.67
    West                                   $ 3.61     $ 2.14
    East                                   $ 5.35     $ 2.85
    Total                                  $ 4.55     $ 2.53

  Crude/Condensate Price ($/Bbl)
    Gulf Coast                             $30.84     $20.57
    West                                   $32.05     $20.97
    East                                   $25.79     $16.41
    Total                                  $30.88     $20.55

  WELLS DRILLED
    Gross                                      25         21
    Net                                      18.5       12.3
    Gross Success Rate                         88%        95%


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CABOT OIL & GAS RESULTS -- Page 5

           CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
                    (In Thousands, Except Per Share Amounts)

                                                      Quarter Ended March 31,
                                                     2003                2002
                                                    --------          ---------
  Operating Revenues
    Natural Gas Production                          $78,173            $46,506
    Brokered Natural Gas                             31,850             13,698
    Crude Oil and Condensate                         23,174             13,718
    Change in Derivative Fair Value                    (544)              (616)
    Other                                             3,263              1,767
                                                   --------            -------
                                                    135,916             75,073
  Operating Expenses
    Brokered Natural Gas Cost                        28,261             12,267
    Production and Pipeline Operations               10,926             12,235
    Exploration                                      13,391              7,056
    Taxes Other Than Income                          10,224              6,152
    Administrative                                    6,595              5,739
    Depreciation, Depletion and Amortization         25,844             25,547
    Impairment of Long-Lived Assets                  87,926              1,063
                                                   --------            -------
                                                    183,167             70,059
  Gain (Loss) on Sale of Assets                         560                (18)
                                                   --------            -------
  Income (Loss) from Operations                     (46,691)             4,996
  Interest Expense and Other                          5,625              6,226
                                                   --------            -------
  Loss Before Income Taxes                          (52,316)            (1,230)
  Income Tax Benefit                                (19,940)              (432)
                                                   --------            -------
  Net Loss Before Cumulative Effect of
           Accounting Change                        (32,376)              (798)
  Cumulative Effect of Accounting Change (1)         (6,847)                 -
                                                   --------            -------
  Net Loss                                         $(39,223)           $  (798)
                                                   ========            =======
  Net Loss Per Share - Basic                         $(1.23)            $(0.03)
  Average Common Shares Outstanding                  31,837             31,604


(1) Cumulative effect of accounting change relates to the adoption of SFAS 143, "Accounting for Asset Retirement Obligations."


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CABOT OIL & GAS RESULTS -- Page 6

                CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)
                                 (In Thousands)

                                                        March 31,     Dec. 31,
                                                          2003          2002
                                                      -----------   ------------
Assets

Current Assets                                        $   124,829   $    93,121
Property, Equipment and Other Assets                      888,997       978,767
                                                      ------------  ------------
   Total Assets                                       $ 1,013,826   $ 1,071,888
                                                      ============  ============
Liabilities and Stockholders' Equity

Current Liabilities                                   $   159,695   $   121,890
Long-Term Debt                                            338,000       365,000
Deferred Income Taxes                                     161,641       200,207
Other Liabilities                                          55,452        34,134
Stockholders' Equity                                      299,038       350,657
                                                      ------------  ------------
   Total Liabilities and Stockholders' Equity         $ 1,013,826   $ 1,071,888
                                                      ============  ============


           CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
                                 (In Thousands)

                                                           Quarter Ended
                                                             March 31,
                                                     --------------------------
                                                        2003          2002
                                                     ----------    ------------
Cash Flows From Operating Activities

Net Loss                                             $(39,223)      $   (798)
Cumulative Effect of Accounting Change                   6,847             -
Change in Derivative Fair Value                            544            616
Impairment of Long-Lived Assets                         87,926          1,063
Income Charges Not Requiring Cash                       25,705         26,911
(Gain) Loss on Sale of Assets                            (560)             18
Deferred Income Taxes                                 (27,010)          (471)
Changes in Assets and Liabilities                      (8,073)        (4,846)
Exploration Expense                                     13,391          7,056
                                                     ----------     ----------
Net Cash Provided by Operations                         59,547         29,549

Cash Flows From Investing Activities

Capital Expenditures                                  (21,321)       (41,062)
Proceeds from Sale of Assets                             1,602            (2)
Exploration Expense                                   (13,391)        (7,056)
                                                     ----------     ----------
Net Cash Used by Investing                            (33,110)       (48,120)

Cash Flows From Financing Activities

Sale of Common Stock                                       498            105
Increase (Decrease) in Debt                           (27,000)         19,000
Common Dividends and Other                             (1,273)        (1,264)
                                                     ----------     ----------
Net Cash Provided (Used) by Financing                 (27,775)         17,841

Net Decrease in Cash and
  Cash Equivalents                                   $ (1,338)      $   (730)
                                                     ==========     ==========


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CABOT OIL & GAS RESULTS -- Page 7


          Selected Item Review and Reconciliation of Net Income (Loss)
                         and Earnings (Loss) Per Share

                    (In Thousands, Except Per Share Amounts)


                                                                             Quarter Ended
                                                                               March 31,
                                                                       -------------------------
                                                                           2003          2002
                                                                       ----------     ----------
   As Reported - Net Loss                                                $(39,223)      $  (798)
   Reversal of Selected Items, Net of Tax:
       Impairment of Long-Lived Assets                                     54,426           657
       Cumulative Effect of Accounting Change                               6,847             -
                                                                         --------       -------
   Net Income Including Reversal of Selected Items                       $ 22,050       $  (141)
                                                                         ========       =======
   As Reported - Net Loss Per Share                                      $ (1.23)       $ (0.03)
   Per Share Impact of Reversing Selected Items                              1.92          0.02
                                                                         --------       -------
   Net Income (Loss) Per Share Including Reversal of Selected Items      $   0.69       $ (0.01)
                                                                         ========       =======
   Average Common Shares Outstanding                                       31,837        31,604




             Discretionary Cash Flow Calculation and Reconciliation
                                 (In Thousands)

                                                          Quarter Ended
                                                             March 31,
                                                    -------------------------
                                                       2003           2002
                                                    ----------     ----------
   Discretionary Cash Flow
   As Reported - Net Loss                           $ (39,223)     $    (798)
   Plus:
   Cumulative Effect of Accounting Change                6,847             -
   Change in Derivative Fair Value                         544           616
   Impairment of Long-Lived Assets                      87,926         1,063
   Income Charges Not Requiring Cash                    25,705        26,911
   (Gain) Loss on Sale of Assets                          (560)           18
   Deferred Income Taxes                               (27,010)         (471)
   Exploration Expense                                  13,391         7,056
                                                    ----------     ---------
   Discretionary Cash Flow                              67,620        34,395
   Plus:  Changes in Assets and Liabilities             (8,073)       (4,846)
                                                    ----------     ---------
   Net Cash Provided by Operations                  $   59,547     $  29,549
                                                    ==========     =========